ZTIF P1 08/17

SUPPLEMENT DATED AUGUST 16, 2017

TO THE PROSPECTUS DATED MAY 1, 2017

OF

TEMPLETON INSTITUTIONAL FUNDS

(Emerging Markets Series, Foreign Smaller Companies Series,

Global Equity Series, International Equity Series)

The International Equity Series Prospectus is amended as follows:

The “FUND SUMMARIES – Principal Investment Strategies” first paragraph is revised as follows:

Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities. The Fund predominantly invests in companies located outside the U.S. including companies located in developing markets countries.

Please keep this supplement with your Prospectus for future reference.